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                                                                     Exhibit 4.1


NUMBER


                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE



                                                             COMMON STOCK

                                                                [SHARES]

[THIS CERTIFICATE IS          WESTLAKE CHEMICAL          SEE REVERSE FOR CERTAIN
TRANSFERABLE IN                  CORPORATION                   DEFINITIONS
                   ]                                       CUSIP XXXXXX XX X
THIS CERTIFIES THAT

IS THE OWNER OF



          FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01
                           EACH OF THE COMMON STOCK OF

                              CERTIFICATE OF STOCK

Westlake Chemical Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/  ALBERT CHAO                 (WESTLAKE LOGO)           /s/  TAI-LI KENG

PRESIDENT AND CHIEF EXECUTIVE OFFICER                      VICE PRESIDENT AND
Countersigned and Registered:                              TREASURER
     [                      ]
Transfer Agent and Registrar,

/s/
   -----------------------------------
   Authorized Signature


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(WESTLAKE LOGO)

The Company will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the company or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request is to be addressed to the Secretary of Westlake
Chemical Corporation at its principal executive office, or to its transfer agent named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM as tenants in common
TEN ENT as tenants by the entireties
JT TEN as joint tenants with right of
survivorship and not as tenants in common

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
UNIF GIFT MIN ACT                                        Custodian
---------------------------------------------------------------------------------------------------------------------
                  (Cust)                                                                       (Minor)


 under Uniform Gifts to Minors Act
---------------------------------------------------------------------------------------------------------------------
                                                          (State)


UNIF TRF MIN ACT                                                                       Custodian (until age)
---------------------------------------------------------------------------------------------------------------------
                                                          (Cust)


                                             under Uniform Transfer to Minors Act
---------------------------------------------------------------------------------------------------------------------
                  (Minor)                                                                      (State)



---------------------------------------------------------------------------------------------------------------------
Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED
---------------------------------------------------------------------------------------------------------------------
HEREBY SELL, ASSIGN AND TRANSFER UNTO


Please insert Social Security or other identifying
number of transferee
                                                           ----------------------------------------------------------


                                                           ----------------------------------------------------------


                                                           ----------------------------------------------------------


Please print or typewrite name
and address of transferee
                                                           ----------------------------------------------------------


                                                           ----------------------------------------------------------


Please insert number of
shares transferred
                                                           -----------------------------------------------------------


                                                           -----------------------------------------------------------


                                                           -----------------------------------------------------------
                                                                         SHARES REPRESENTED BY THE WITHIN

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

                                                          CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND
                                                          APPOINT


                                                          ------------------------------------------------------------


                                                          ------------------------------------------------------------
                                                          ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE
                                                          WITHIN-NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN
                                                          THE PREMISES.


                                                          ------------------------------------------------------------
                                                          DATED
                                                          ------------------------------------------------------------


                                                          SIGNATURE
                                                          ------------------------------------------------------------
                                                          NOTICE: THE SIGNATURE TO THIS TRANSFER MUST CORRESPOND
                                                          WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                                          IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR
                                                          ANY CHANGE WHATEVER.

                                                          ------------------------------------------------------------
                                                          SIGNATURE GUARANTEED BY:
                                                          ------------------------------------------------------------
                                                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                                          GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND
                                                          LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                                          APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                                                          TO S.E.C. RULE 17Ad-15.
                                                          ------------------------------------------------------------